                OWNERSHIP INTERESTS PLEDGE AND SECURITY AGREEMENT

1. Grant of Security Interest. ANTHRACITE CAPITAL, INC., a Maryland corporation, having an address at 40 East 52nd Street, New York, New York 10022 ("Pledgor"),
does hereby pledge, assign, transfer and deliver to KeyBank National
Association, a national banking association, having an address at 127 Public
Square, Cleveland, Ohio 44114 (the "Lender"), a continuing security interest in the Collateral (as hereinafter defined) to secure the payment and performance in full of the Obligations (as hereinafter defined).

2. Promissory Note and Defined Terms. This agreement ("Pledge and Security
Agreement" or "Agreement") is delivered pursuant to the terms of that certain
Promissory Note (the "Promissory Note"), dated of even date hereof, from
Pledgor, as borrower, to the Lender. Capitalized terms used herein which are not otherwise specifically defined herein shall have the same meaning herein as in the Promissory Note.

3. Collateral. The term "Collateral" shall mean and include the following property, wherever located:

     (a)  all of Pledgor's right, title and interest (including, without limitation, Pledgor's voting rights) in the investments described on
          Exhibit A as "Pledged Interests" (all interests in the Collateral pursuant to this clause (a) or clause (b) below of this Section 3 are referred to herein as "Pledged Interests");

     (b)  all certificates or other instruments, if any, representing a Pledged
          Interest;

     (c)  all Pledgor's income, cash flow, rights of distribution (whether in cash, property or equity interests), dividends, interest, proceeds, accounts, fees, profits, rights of redemption or other rights to payment which in any way relate to or arise out of the Pledged
          Interests; and

     (d)  all rights of access arising from the Pledged Interests to books, records, information and electronically stored data relating to any of the foregoing.

4. Obligations. The term "Obligations" shall mean all obligations of Pledgor to the Lender, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Agreement; (ii) the
Promissory Note; (iii) all other documents executed in connection with the loan made by the Lender to Pledgor pursuant to the Promissory Note (the "Loan
Documents"); and (iv) each of the same as hereafter modified, amended, extended or replaced in accordance with the terms thereof.

5. Warranties and Representations. Pledgor warrants and represents to, and agrees with, the Lender that:

     5.1  Pledgor is the owner of the Collateral free and clear of all pledges, liens, security interests and other encumbrances of every nature whatsoever, except for (i) any

                                      -1-

          liens or encumbrances in effect as of the date hereof which have been disclosed to the Lender; or (ii) any such liens or encumbrances in favor of the Lender;

     5.2  Pledgor has the full right, power and authority to pledge the
          Collateral and to grant the security interest in the Collateral as herein provided;

     5.3  There are no restrictions on, or consents required with respect to, the transfer of the Collateral to the Lender hereunder, or with respect to any subsequent transfer thereof or realization thereupon by the Lender;

     5.4  Each Pledged Interest listed on Exhibit A is as described and set forth on Exhibit A attached hereto and made a part hereof;

     5.5  True and complete copies of the organizational documents of each of the entities listed on Exhibit A have been delivered by Pledgor to the
          Lender, and, as of the date hereof, the same have not been further amended or modified in any respect whatsoever;

     5.6  All of the warranties and representations made by or in respect of
          Pledgor under the Promissory Note are true and accurate;

     5.7  The execution, delivery and performance of this Agreement by Pledgor does not and shall not result in the violation of any mortgage, indenture, material contract, instrument, agreement, judgment, decree, order, statute, rule or regulation to which Pledgor is subject, or by which it or any of its property is bound; and

     5.8  This Agreement has been duly authorized, executed and delivered by
          Pledgor and constitutes a legal, valid and binding obligation of
          Pledgor, enforceable in accordance with the terms hereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors.

6. Pledgor's Agreements. Pledgor agrees so long as any of the Obligations remain outstanding that:

     6.1  Pledgor shall execute all such instruments, documents and papers, and will do all such acts as the Lender may reasonably request from time to time to carry into effect the provisions and intent of this
          Agreement including, without limitation, the execution of
          stop-transfer orders, stock powers, notifications to obligors on the
          Collateral, the providing of notification in connection with book-entry securities or general intangibles, and the providing of instructions to the issuers of uncertificated securities, and will do all such other acts as the Lender may reasonably request with respect to the perfection and protection of the pledge and security interests granted herein and the assignments effected hereby including, without limitation, the execution and delivery of any amendments to this
          Agreement to evidence the investments or portions thereof included in the Collateral, and authorizes the Lender at any time and from time to time to file UCC financing statements,

                                      -2-

          continuation statements, and amendments thereto describing the
          Collateral without the signature of Pledgor;

     6.2  Except for any liens or encumbrances in effect as of the date hereof that have been disclosed to the Lender or liens or encumbrances permitted by the Promissory Note, Pledgor shall keep the Collateral free and clear of all liens, encumbrances, attachments, security interest pledges and charges;

     6.3  Pledgor shall not transfer the Collateral or any direct or indirect interest therein to any other person;

     6.4  Pledgor shall deliver to the Lender, if and when received by Pledgor, any item representing or constituting any of the Collateral. If under any circumstance whatsoever any such proceeds should be paid to or come into the hands of Pledgor, Pledgor shall hold the same in trust for immediate delivery to the Lender to be held as additional
          Collateral;

     6.5  Except as permitted by this Agreement, Pledgor shall not exercise any right with respect to the Collateral which would materially dilute or materially adversely affect the Lender's security interest in the
          Collateral;

     6.6  Pledgor shall not, without the prior written consent of the Lender in each instance, which consent shall not be unreasonably withheld, conditioned or delayed, vote the Collateral in favor of or consent to any resolution or action which does or might:

          (i)   impose any additional restrictions upon the sale, transfer or disposition of the Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of the Lender as to the Collateral; or

          (ii)  result in the issuance of any additional interest in any of the investment entities listed on Exhibit A, or of any class of security, which issuance could reasonably be expected to
                materially adversely affect the value of the Collateral; or

          (iii) vest additional powers, privileges, preferences or priorities in any other class of interest in any of the investment entities listed on Exhibit A to the material detriment of the value of or rights accruing to the Collateral; or

          (iv)  permit any of the investment entities listed on Exhibit A to sell, transfer, assign, pledge, mortgage, or otherwise encumber any property, assets or investments owned by such entity, or to incur any new Indebtedness;

     6.7  Pledgor shall not enter into or consent to any amendment or modification of or with respect to the governing documents of any of the investment entities listed on Exhibit A which could reasonably be expected to materially adversely affect the value of the Collateral without the prior written consent of the Lender in each

                                      -3-

          instance, which consent shall not be unreasonably withheld, conditioned or delayed;

     6.8  Insofar as the same may be material or significant to the Lender's interests, Pledgor shall perform in all material respects all of its obligations as a partner, member or shareholder of each of the investment entities listed on Exhibit A and shall enforce, to the extent provided for it in the governing documents of such entities all of the obligations of the other shareholders, partners or members of such entity;

     6.9  Pledgor shall not itself or on behalf of any investment entities listed on Exhibit A take any action which would cause or result in a violation of any provisions of the Loan Documents;

     6.10 Pledgor shall take all such actions as may be necessary or desirable in order to insure that all of the Obligations of Pledgor under the
          Loan Documents are punctually and faithfully paid and performed in the manner provided for therein;

     6.11 Pledgor shall, with reasonable promptness, but in all events within ten (10) days after it has actual knowledge thereof, notify the Lender in writing of the occurrence of any act, event or condition which
          Pledgor, in its good faith determination, believes constitutes a default or Event of Default under any of the Loan Documents, specifying the nature and existence thereof. Such notification shall include a written statement of any remedial or curative actions which
          Pledgor proposes to undertake to cure or remedy such default or Event of Default;

     6.12 Pledgor agrees so long as any of the Obligations remain outstanding, it shall comply with each of the following covenants:

          6.12.1 Annual Statements. Within ninety (90) days following the end of each fiscal year, a consolidated balance sheet, an income statement, a statement of changes in shareholders' equity and a statement of cash flows of Pledgor as of the end of such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by an independent certified public accounting firm of recognized national standing reasonably acceptable to the Lender, and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP and shall not be limited as to the scope of the audit or qualified as to the status of Pledgor as a going concern or otherwise;

          6.12.2 Periodic Statements. Within forty-five (45) days following the end of each fiscal quarter of Pledgor (other than the fourth fiscal quarter, in which case ninety (90) days after the end thereof) an unaudited consolidated balance sheet, income statement and statement of changes in shareholders' equity of Pledgor as of the end of such fiscal quarter, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Lender;

                                      -4-

          6.12.3 Data Requested. Within a reasonable period of time after a request from the Lender, such other financial data or information as the Lender may reasonably request with respect to any of the Pledged
          Interests;

          6.12.4 Tax Returns. Within a reasonable period of time after a request from the Lender, complete copies of all federal and state tax returns and supporting schedules of Pledgor;

          6.12.5 Auditor's Reports. Promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to Pledgor in connection with any annual, interim or special audit of the books of Pledgor;

          6.12.6 Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of Pledgor as the Lender may reasonably request;

          6.12.7 Restrictions on Liens. Pledgor shall not, without the prior written consent of the Lender (which consent may be withheld in the
          Lender's sole discretion) (a) further encumber the Pledged Interests;
          (b) alter in a material way the character or conduct of its business from that conducted as of the date hereof; (c) dissolve, terminate or liquidate, nor merge or consolidate with any other person;

          6.12.8 Place for Records, Inspection. Pledgor shall maintain all of its business records at the address specified at the beginning of this
          Agreement. Upon reasonable prior notice and at reasonable times during normal business hours, the Lender shall have the right (through such agents or consultants as the Lender may designate) to make copies of and abstracts from Pledgor's books of account, correspondence and other records and to discuss its financial and other affairs with any of its investors and any accountants hired by Pledgor;

          6.12.9 Expenses. Pledgor shall pay all costs and expenses reasonably incurred by the Lender in connection with the enforcement of the
          Lender's rights under the Loan Documents, including, without limitation, reasonable third party costs and expenses, including reasonable legal fees and disbursements, appraisal fees, inspection fees, plan review fees, travel costs, fees and out-of-pocket costs of consultants. Pledgor's obligations to pay such costs and expenses shall include, without limitation, all reasonable attorneys' fees and other costs and expenses reasonably incurred for preparing and conducting litigation or dispute resolution arising from any breach by
          Pledgor of any covenant, warranty, representation or agreement under any Loan Document;

          6.12.10 Compliance with Legal Requirements. Pledgor shall comply, in all material respects with all laws, rules, regulations, orders and decrees (including without limitation environmental laws) applicable to it, or to its properties ("Legal Requirements"). In furtherance of the foregoing and not in limitation thereof, Pledgor hereby agrees to provide the Lender with any additional information that the Lender reasonably requests from time to time in order to ensure compliance by

                                      -5-

          Pledgor with all applicable Anti-Money Laundering Laws. As used herein, the term "Anti-Money Laundering Laws" shall mean the USA
          Patriot Act of 2001, the Bank Secrecy Act, and Executive Order 13324 -
          Blocking Property and Prohibiting Transactions With Persons Who
          Commit, Threaten to Commit, or Support Terrorism, and any similar
          Legal Requirements;

          6.12.11 Insurance. Pledgor will maintain with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent;

          6.12.12 Taxes. Pledgor will pay or cause to be paid taxes, assessments and other governmental charges payable by it and file all returns and reports relating thereto before the same become delinquent including, without limitation, upon its income or profits. Promptly upon request by the Lender, Pledgor will provide evidence of the payment of such taxes, assessments and other governmental charges in the form of receipted tax bills or other form reasonably acceptable to the Lender, or evidence of the existence of applicable contests as permitted herein; and

          6.12.13 Existence of Pledgor, Maintenance of REIT Status. Pledgor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Maryland corporation. Pledgor will do all things commercially reasonable, to maintain its status as a REIT and not take any action which could lead to its
          disqualification as a REIT.

7. Events of Default.

     7.1  Upon the occurrence and during the continuance of any Event of
          Default, the Lender may exercise any one or more of the rights and remedies as hereinafter set forth or as set forth and provided for in each of the other Loan Documents.

     7.2  Prior to the occurrence of an Event of Default, and after the cure of such Event of Default (if cured prior to an acceleration of the
          Maturity Date by the Lender) and the reimbursement by Pledgor of all expenses incurred by the Lender resulting from such Event of Default,
          Pledgor shall be entitled to exercise any and all rights to receive cash dividends and distributions, consent, vote, approve, elect, determine, consult, propose, agree, and all other rights or prerogatives, if any, pertaining to the Collateral or any part thereof, to the extent permitted under the terms of the Promissory
          Note and other Loan Documents.

8. After Event of Default

     8.1  Upon the occurrence and during the continuance of any Event of
          Default, and at any time the Lender shall have all of the rights and remedies of a secured party upon default under the Uniform Commercial
          Code as adopted in the Commonwealth of Massachusetts, in addition to which the Lender may sell or otherwise dispose of the Collateral or any portion thereof and/or enforce and collect the Collateral or any portion thereof (including, without limitation, the liquidation of debt instruments or securities and the exercise of conversion rights with respect to convertible securities, whether or not such instruments or securities have matured, and whether or not any penalties or other charges are imposed on account of such action) for application towards (but not necessarily in complete satisfaction of)
          the Obligations. The proceeds of any such collection or of any such sale or other disposition of the Collateral, or any portion thereof shall be applied as the Lender shall determine. Pledgor shall remain liable to the Lender for any deficiency remaining following such application. Any surplus remaining after payment in full of all
          Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     8.2  Unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Lender shall give Pledgor such notice as may be practicable under the circumstances), the Lender shall give Pledgor at least the greater of the minimum notice required by law or ten (10)
          days' prior written notice of the date, time and place of any public sale thereof, or of the time after which any private sale or any other intended disposition is to be made.

     8.3  Pledgor acknowledges that any exercise by the Lender of Lender's rights upon an Event of Default will be subject to compliance by the
          Lender with the applicable statutes, regulations, ordinances, directives and orders of any federal, state, municipal or other governmental authority including, without limitation, any of the foregoing which may restrict the sale or disposition of securities.
          The Lender in its sole discretion, but in good faith, at any such sale or in connection with any such disposition may restrict the prospective bidders or purchasers as to the nature of business, investment intention, or otherwise, including, without limitation, a requirement that the persons making such purchases represent and agree to the satisfaction of the Lender that they are purchasing the
          Collateral, or some portion thereof, for their own account, for investment and not with a view towards the distribution or a sale thereof, or that they otherwise fall within some lawful exemption from registration under applicable laws.

9. Actions By the Lender. Pledgor hereby appoints the Lender, or any agent designated by the Lender, as the attorney-in-fact of Pledgor after an Event of
Default has occurred and is continuing to: (a) endorse in favor of the Lender any of the Collateral; (b) cause the transfer of any of the Collateral in such name as the Lender may from time to time determine; (c) renew, extend or roll over any Collateral; (d) make, demand and initiate actions to enforce any of the
Collateral or rights therein; and (e) file financing statements, continuation statements, and amendments thereto describing the Collateral without the signature of Pledgor. The Lender may

                                      -7-

take such action with respect to the Collateral as the Lender may reasonably determine to be necessary to protect and preserve its interest in the
Collateral. The Lender shall also have and may exercise at any time after an
Event of Default has occurred and is continuing all rights, remedies, powers, privileges and discretions of Pledgor with respect to and under the Collateral.
The within designation and grant of power of attorney is coupled with an interest and is irrevocable until this Pledge and Security Agreement is terminated by a written instrument executed by a duly authorized officer of the
Lender or until all Obligations have been paid or fulfilled and the obligation of the Lender to make Loans under the Promissory Note has terminated. The power of attorney under this Section 9 shall not be affected by subsequent disability or incapacity of Pledgor. The Lender shall not be liable for any act or omission to act pursuant to this Section 9, except for any act or omission to act which constitutes gross negligence or willful misconduct.

10. Rights and Remedies. The rights, remedies, powers, privileges and discretions of the Lender hereunder (hereinafter, the "Rights and Remedies")
shall be cumulative and not exclusive of any rights, remedies, powers, privileges or discretions which it may otherwise have. No delay or omission by the Lender in exercising or enforcing any of the Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Lender of any default or any Event of Default or of any default under any other Loan Document shall operate as a waiver of any other default or Event of Default or of any other default under any Loan Document. No exercise of any Rights and Remedies shall preclude any other exercise of the Rights and Remedies. No waiver by the
Lender of any of the Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion nor shall it be deemed a continuing waiver.
All Rights and Remedies and all of the Lender's rights, remedies, powers, privileges and discretions under any other agreement or transaction in respect of the Collateral are cumulative and not alternative or exclusive and may be exercised by the Lender at such time or times in such order of preference as the
Lender in its sole and absolute discretion may determine.

11. Pledgor's Consent and Waiver. Pledgor hereby agrees that the Lender may enforce its rights as against Pledgor or the Collateral, or as against any other party liable for the Obligations, or as against any other collateral given for any of the Obligations, in any order or in such combination as the Lender may in its sole discretion determine, and Pledgor hereby expressly waives all suretyship defenses and defenses in the nature thereof, agrees to the release or substitution of any Collateral hereunder or otherwise, and consents to each and all of the terms, provisions and conditions of the other Loan Documents. Pledgor further: (a) waives presentment, demand, notice and protest with respect to the
Obligations and the Collateral; (b) waives any delay on the part of the Lender;
(c) assents to any indulgence or waiver which the Lender may grant or give any other person liable or obliged to the Lender for or on account of the
Obligations; (d) authorizes the Lender to alter, amend, cancel, waive or modify any term or condition of the obligations of any other person liable or obligated to the Lender for or on account of the Obligations without notice to or further consent from Pledgor; (e) agrees that no release of any property securing the
Obligations shall affect the rights of the Lender with respect to the Collateral hereunder which is not so released; and (f) to the fullest extent that is permitted by applicable law, waives the right to notice and/or hearing, it might otherwise be entitled thereto, prior to the Lender's exercising the Rights and
Remedies upon an Event of Default.

                                      -8-

12. Lender May Assign. Pledgor agrees that upon any sale or transfer by the
Lender of the Loan Documents and the indebtedness evidenced thereby that is permitted under the Promissory Note, the Lender may deliver the Collateral disposed of as part of such a sale or transfer to the purchaser or transferee, who shall thereupon become vested with all powers and rights given to the Lender in respect thereto, and the Lender shall be thereafter forever relieved and fully discharged from any liability or responsibility in connection therewith.

13. Limits on Lender's Duties. The Lender shall not have any duty as to the collection or protection of the Collateral, or any portion thereof, or any income or distribution thereon, beyond the safe custody of such Collateral as may come into the actual possession of the Lender and the accounting for monies actually received by the Lender hereunder, and the Lender shall not have any duty as to the preservation of rights against prior parties or any other rights pertaining thereto. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession of such
Collateral is accorded treatment equal to that which is accords its own property. Nothing in this Agreement shall be construed as an undertaking by the
Lender of any of the liabilities or obligations of Pledgor as pledgor or any other shareholder, member or partner of any of the investment entities listed on
Exhibit A, including but not limited to, the obligation to make contributions to capital or the obligation to make any other payment to, for or on behalf of
Pledgor. The Lender's rights and obligations in respect of the Pledged Interests are those only of a secured party under Massachusetts law.

14. Release; Termination.

          Upon the indefeasible payment in full of all Obligations and the termination or expiration of the any obligation of the Lender to make loans under the Promissory Note, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such payment and termination or expiration, the Lender will, at Pledgor's sole expense, deliver to Pledgor all certificates and instruments, if any, evidencing the
Collateral held by the Lender hereunder, and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

15. Miscellaneous.

     15.1 The Lender's Rights and Remedies may be exercised without resort to or regard to any other source of satisfaction of the Obligations.

     15.2 All of the agreements, obligations, undertakings, representations and warranties herein made by Pledgor shall inure to the benefit of the
          Lender and their respective successors and assigns and shall bind
          Pledgor and its successors and assigns.

     15.3 This Agreement and all other instruments executed in connection herewith constitute the entire agreement between Pledgor and the
          Lender pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of such parties pertaining to the subject matter hereof.

                                      -9-

     15.4  No modification, amendment or waiver of any provisions of this
           Agreement shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver and, if such party be the Lender, then by a duly authorized officer thereof.

     15.5  This Agreement and all other documents in the Lender's possession which relate to the Obligations may be reproduced by the Lender by any photographic, photostatic microfilm, microcard, miniature photographic, xerographic or similar process and, with the exception of instruments constituting the Collateral, the Lender may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and any enlargement, facsimile or further reproduction shall be likewise admissible in evidence.

     15.6  Captions in this Agreement are intended solely for convenience and shall not be deemed to affect the meaning or construction of any provision hereof.

     15.7  Each provision hereof shall be enforceable to the fullest extent permitted by applicable law. The invalidity and unenforceability of any provision(s) hereof shall not impair or affect any other provision(s) hereof which are valid and enforceable.

     15.8  This Agreement may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart which is executed by the party against whom enforcement of such agreement is sought.

     15.9  Any demand, notice or request by either party to the other shall be given in the manner provided therefor in the Promissory Note.

     15.10 In the event of any conflict between the provisions of this Agreement and the Promissory Note, the Promissory Note shall govern.

     15.11 This Agreement shall in all respects be governed, construed, applied and enforced in accordance with the laws of the Commonwealth of
           Massachusetts without regard to principles of conflicts of law.

16. WAIVER OF JURY TRIAL. PLEDGOR AND THE LENDER MUTUALLY HEREBY KNOWINGLY,
VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF
ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS
AGREEMENT OR ANY OTHER CREDIT DOCUMENTS CONTEMPLATED TO BE EXECUTED IN
CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS
(WHETHER

                                      -10-

VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL
INDUCEMENT FOR THE LENDER TO ACCEPT THIS AGREEMENT AND MAKE THE FACILITY.

                           [Signature pages attached]

                                      -11-

     This Pledge and Security Agreement has been executed and delivered as an instrument under seal as of the 27th day of August, 2007.

                                        PLEDGOR:

                                        ANTHRACITE CAPITAL, INC.,
                                        a Maryland corporation

                                        By: /s/ Richard M. Shea
                                            ------------------------------------
                                            Richard M. Shea
                                            President

                                      -12-

                                        LENDER:

                                        KEYBANK NATIONAL ASSOCIATION

                                        By: /s/ Michael M Pomposelli
                                            ------------------------------------
                                            Name: Michael M Pomposelli
                                            Title: Vice President

 [Lender's Signature Page to Ownership Interests Pledge and Security Agreement]

                                      -13-

                                    EXHIBIT A

  Investment Entity           Investment                Pledged Interest
------------------------------------------------------------------------------
BlackRock Diamond      658.9262 Shares of Class C   658.9262 Shares of Class C
Property Fund, Inc.,   Common Stock of BlackRock    Common Stock of BlackRock
a Maryland
corporation
("BlackRock")

BlackRock              All rights of Pledgor with   All rights of Pledgor with
                       respect to redemption of     respect to redemption of
                       658.9262 Shares of Class C   658.9262 Shares of Class C
                       Common Stock of BlackRock    Common Stock of BlackRock

                                       -1-